December 20, 1996
                       DREYFUS NEW JERSEY MUNICIPAL
                             BOND FUND, INC.
                        SUPPLEMENT TO PROSPECTUS
                           DATED MAY 1, 1996
        THE FOLLOWING INFORMATION SUPPLEMENTS OR REPLACES ANY CONTRARY INFORMATION CONTAINED IN THE FUND'S PROSPECTUS:
        Shares acquired by purchase or exchange after February 28, 1997, and redeemed or exchanged less than 15 days after they are acquired, will be subject to a redemption fee of 1% of the value of the shares redeemed or exchanged. The redemption fee will be retained by the Fund and used primarily to offset the transaction costs that short-term trading imposes on the Fund and its shareholders. For purposes of calculating the 15-day holding period, the Fund will employ the "first in, first out" method, which assumes that the shares redeemed or exchanged are the ones held the longest.
        No redemption fee will be charged on the redemption or exchange of shares (1) through the Fund's Check Redemption Privilege, Automatic
Withdrawal Plan or Dreyfus Auto-Exchange Privilege, (2) through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by Dreyfus Service Corporation, (3) through accounts established by securities dealers, banks or other financial institutions approved by Dreyfus Service Corporation that utilize the National Securities Clearing Corporation's networking system, or (4) acquired through the reinvestment of dividends or capital gains distributions. The redemption fee may be waived, modified or terminated at any time.
                                                                    750s122096

                                             December 20, 1996


                DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.

              Supplement to Statement of Additional Information
                             Dated  May 1, 1996


     The following information supplements the information contained in the section of the Fund's Statement of Additional Information entitled "Redemption of Shares":

     Redemption Fee.    For shares acquired by purchase or exchange after
February 28, 1997, the Fund will deduct a redemption fee equal to 1% of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than fifteen days following the issuance of such shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund.

     No redemption fee will be charged on the redemption or exchange of shares (1) through the Fund's Check Redemption Privilege, Automatic Withdrawal Plan, or Dreyfus Auto-Exchange Privilege, (2) through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by Dreyfus Service Corporation, (3) through accounts established by securities dealers, banks or other financial institutions approved by Dreyfus Service Corporation that utilize the National Securities Clearing Corporation's networking system, or (4) acquired through the reinvestment of dividends or capital gains distributions. The redemption fee may be waived, modified or terminated at any time.